SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        AMERICAN SOUTHWEST HOLDINGS, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        AMERICAN SOUTHWEST HOLDINGS, INC.
                                  C/O AMB, PLLC
                               4225 N. BROWN AVE.
                         SCOTTSDALE, ARIZONA 85251-3913

                         NOTICE AND PROXY STATEMENT FOR
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                JANUARY 30, 2004


To the Shareholders of American Southwest Holdings, Inc.:


     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of American Southwest Holdings, Inc., a Delaware corporation (the "Company"), will be held at the offices of Doyle Capital, Ltd., at Level 30, 20 Bond St., Sydney, Australia on the 30th day of January, 2004, at 9:00 a.m. for the following purpose:


      1.  To approve the acquisition of Metal Sands Limited;

      2.  To change the name of the corporation to TiTek, Inc.

      3.  To elect the directors to serve on the board for the next year;

      4. To appoint Shelly International, Inc. as accountants for the next year;

      5.  To adopt an incentive stock option plan for the year 2003.

      6. To increase the authorized number of shares of the corporation to 300,000,000 shares of common stock.

      7. To ratify the issuance of common stock to various parties since the last annual meeting.

      8. To approve the issuance of 20,000,000 shares of common stock to raise funds for working capital.

     9.   To approve the issuance of 15,000,000 warrants to Doyle Capital, Ltd.

     10. Any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. Management is presently aware of no other business to come before the Annual Meeting.

     The Board of Directors has fixed the close of business on December 1, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY PROMPTLY SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                       BY ORDER OF THE BOARD OF DIRECTORS
                              Alan Doyle, Director
                             Sydney 2000, Australia
                                ___________, 2004

                             YOUR VOTE IS IMPORTANT

                        AMERICAN SOUTHWEST HOLDINGS, INC.
                                 C/O AMB, PLLC.
                                4225 N. BROWN AVE
                         SCOTTSDALE, ARIZONA 85251-3913

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 30, 2004

                    SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of AMERICAN SOUTHWEST HOLDINGS, INC., a Delaware corporation (the "Company"), to be voted at the 2003 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on January 30, 2004 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. WHEN PROXIES IN THE ACCOMPANYING FORM ARE PROPERLY EXECUTED AND RECEIVED, THE SHARES REPRESENTED THEREBY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTIONS NOTED THEREON; IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND IN FAVOR OF THE OTHER PROPOSALS SET FORTH IN THE NOTICE.

     The executive offices of the Company are located at, and the mailing address of the Company is temporarily the address of the Company's accounting office, AMB, PLLC, at 4225 N. Brown Ave, Scottsdale, Arizona 85251-3913.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about ___________, 2004.

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to ALAN DOYLE, DIRECTOR, AMERICAN SOUTHWEST HOLDINGS, INC., LEVEL 30, 20 BOND STREET, SYDNEY 2000, AUSTRALIA; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                                APPRAISAL RIGHTS
                                  SEE EXHIBIT A

     If the transaction to acquire Metal Sands Limited is approved by a majority of shareholders, dissenting shareholders have the right to obtain payment for the fair value of their shares. As provided by Section 262 of the Delaware Business Corporations Act, a stockholder has a right to dissent from certain corporate actions and to obtain payment for the fair value of their shares in the event of the consummation of a merger or acquisition to which the domestic corporation is a party where the approval of the shareholders is required. The proposed acquisition of Metal Sands Limited falls under this category, and requires the approval of the shareholders of the Company and falls within the statute providing for appraisal rights. Section 262(d) of the Delaware Business Corporations Act states a stockholder of record must request asset appraisal rights as to some or all of the shares registered in their name. In order to obtain payment, dissenters must deliver to the Corporation, BEFORE THE VOTE IS TAKEN, written notice of intent to demand payment for their shares if the proposed transaction is effectuated. Shareholders exercising appraisal rights may not challenge the consummation of the transaction, nor may they vote their shares in favor of the transaction. Within 10 days after the effective date of the transaction, each shareholder requesting appraisal rights shall be notified by the Company that the transaction has become effective and each such shareholder must, within 20 days after the date of the mailing of such notice, demand in writing from the Company the appraisal of such shareholder's shares. Because the value of the Company is currently nil, no shareholders requesting appraisal rights will receive any compensation for their shares. The full text of the Appraisal Rights statute is attached hereto as Exhibit A.

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on December 1, 2003 (the "Record Date"). On the Record Date, there were 28,163,950 shares of Common Stock issued and outstanding.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Delaware Articles of Incorporation") nor its Bylaws (the "The Delaware Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Abstentions   and  broker   non-votes  will  be  counted  for  purposes  of
determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

                                   THE MEETING

DATE, TIME AND PLACE OF THE ANNUAL MEETING

     The Annual Meeting of American Southwest Holdings, Inc. is scheduled to be held on January 30, 2004 at 9:00 a.m. at Doyle Capital, Ltd. corporate offices at Level 30, 20 Bond Street, Sydney 2000, Australia. See "Solicitation and Revocability of Proxies."

RECORD DATE

     Only holders of record of shares of Common Stock at the close of business on December 1, 2003 are entitled to receive notice of and to vote at the Annual Meeting.

VOTE REQUIRED

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required for all proposals.

ACCOUNTANTS

     Shelley International, Inc., 161 E. 1st Street, Suite #1, Mesa, Arizona, 85201 has been selected by the Company to act as the principal accountant for 2003. Prior to this year AMB, PLLC. was the Company's accountant. It is expected that Shelley International, Inc. will not attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR ALL THE PROPOSALS LISTED ABOVE NUMBERS 1 THROUGH 10.

                                  THE COMPANY

1.   BACKGROUND

     American Southwest Holdings, Inc. (the "Company") was incorporated in the State of Delaware on October 20, 1989, and on December 15, 1989 merged with Cordon Corporation, a Nevada corporation, with the Delaware entity being the surviving corporation. The Company was formed for the primary purpose of selling home warranty services pursuant to contracts with homeowners. The Company then filed for bankruptcy. On April 19, 1994, the U.S. Bankruptcy Court, Northern District of Texas, issued an order closing and finalizing the bankruptcy proceedings of the Company. Under the terms of the bankruptcy, the Company was forced to liquidate all of its assets. The proceeds were then distributed among the creditors, thereby satisfying all of the Company's outstanding debts. The Company halted operations and ceased to do business at the conclusion of the bankruptcy proceedings. The Company utilized a "fresh-start" accounting method in its reorganization.

     On July 14, 1995, the Company effected a reverse split of its $0.001 par value common stock at a ratio of one new share for every fifty old shares. This reduced the total number of shares issued and outstanding to 152,507.

     At a Special Shareholders' Meeting held on July 28, 1995, the Shareholders ratified the name change of the Company from Ameriserv Financial Corporation to American Southwest Holdings, Inc.

     A total of 2,000,000 post-split shares and 1,000,000 warrants, exercisable at US$5.00 on or before August 31, 1998, were issued to investors outside of the U.S. under Regulation S in order to earn up to 70% of the Haib Copper Project, a copper mine located in the country of Namibia. A Regulation S offering was commenced on August 21, 1995, offering 3,000,000 shares of the Company's common stock at $5.00 per share plus one warrant per three shares of stock at an exercise price of $5.00 per warrant to raise the funds for the purchase of the Haib Copper Project. Subsequently, a supplementary offering, also under Regulation S, was made at $3.50 per share plus one warrant for every three shares purchased. These warrants were exercisable at $3.50 each. All sales of the offering and supplement were to non-U.S. residents. Of these shares offered, 1,325,000 were sold.

     The Company entered into an agreement (the "Swanson Agreement") to acquire the Haib Copper Project's mining claims owned by Mr. Swanson's company, Haib Copper Co. (Pty) Limited. The total purchase consideration was $3,780,000, subject to CPI indexation and installments totaling $427,000 were paid to Mr. Swanson. The Swanson Agreement entitled the Company to explore the claims and carry out mining to obtain bulk samples.

     In 1998, due to the down turn in copper prices, the Company withdrew from the project. The Company lost its interest in the project at that time, which was transferred to Great Fitzroy Mines, their joint-venture partner.

     The Company issued 1,000,000 shares of its common stock on April 2, 1999. Of these shares, 100,000 were issued to a consultant for services rendered and 900,000 were sold for cash. On July 19, 1999, 680,000 shares of common stock were sold to an individual in exchange for cash. Both of these sales were to several accredited investors in reliance on Section 4(2) of the Securities Act of 1933, and the proceeds were used for working capital. All of the transactions were for a stock price of $0.10 per share.

     On February 17, 2000, the Company issued 700,000 shares of its common stock to a consultant in exchange for services rendered at a price of $0.10 per share. On March 3, 2000, 50,000 shares of common stock were issued to one consultant in exchange for services and 150,000 shares of common stock were issued to a different consultant, also for services. Both transactions were for a stock price of $0.10 per share.

     The Company issued 1,200,000 shares of common stock to several accredited investors for cash at $0.10 per share on March 3, 2000. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

     On March 27, 2000, the Company issued 320,000 shares of its common stock to accredited investors for cash at a price of $0.10 per share. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

     On May 8, 2000, the Company issued 2,400,000 shares of its common stock and attached warrants to accredited investors for cash at $0.10 per share. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

     On August 1, 2000, the Company issued 1,500,000 shares of its common stock for services rendered. The transaction was for a stock price of $0.10 per share. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

     On August 14, 2000, the Company issued 5,750,000 warrants at $0.01 per warrant in reliance on Section 4(2) of the Securities Exchange Act of 1933.

     On September 19, 2000, the Company issued 1,600,000 shares of common stock with attached warrants to accredited investors for a cash price of $0.10 per share. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

     On May 15, 2002, the Company issued 400,000 shares of common stock with attached warrants to accredited investors for a cash price of $0.05 per share. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

     On June 27, 2002, the Company issued 2,900,000 shares of common stock with warrants attached for services rendered. The transaction was for a stock price of $0.05 per share. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

     On April 1, 2003, the Company issued 6,000,000 shares of common stock for services rendered. The transaction was for a stock price of $0.01 per share. These shares were issued in reliance on Section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

2.   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information, as of December 1, 2003, regarding the beneficial ownership of Common Stock as of the Record Date by each person or group who owned, to the Company's knowledge, more than five percent of the Common Stock, each of the Company's directors, the Company's Chief Executive Officer, and all of the Company's directors and executive officers as a group.

                                            Amount of
Name of Beneficial Owner              Beneficial Ownership    Percent of Class
-----------------------------------    --------------------    ----------------

Alan Doyle, Director                     1,898,000 shares            6.74%

Peter Holsworth, Director                1,000,000 shares(1)         3.55%

Cede & Co.(2)                            4,809,573 shares           17.08%

Kariba Funds Management(2)               5,000,000 shares           17.75%

Jelk Organization(2)                     2,000,000 shares            7.10%

All Officers & Directors as a Group      2,898,000 shares           10.29%

-----------------

(1) Shares are held by Syntek International Pty Ltd., of which Mr. Holsworth is Chairman and President.
(2) Indicates nominee holding shares on behalf of clients who may or may not be individual beneficial owners.

3.   VOTING INTENTIONS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     To be ratified by the Shareholders, Proposal No. 1, Proposal No. 2, Proposal No. 3, and Proposal No. 4 each require the affirmative vote of a majority of the Company's outstanding voting securities present after quorum. The Company's directors and officers have advised the Company that they will vote the 2,898,000 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represent 10.29% of the outstanding common stock of the Company.

4.   DIRECTOR COMPENSATION

     Compensation  awarded  to  Directors  of the  Company  is  listed  below in
Item 5, "Remuneration and Executive Compensation."

5.   REMUNERATION AND EXECUTIVE COMPENSATION

     The following table sets forth for fiscal 2002 and 2001, compensation awarded or paid to the Company's Officers and Directors. Other than as indicated in the table below, no executive officer of the Company received any annual compensation in the years ended December 31, 2002 or 2001.

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                Annual Compensation                  Compensation Awards
                            ------------------------------------  -------------------------
                                                 Other            Restricted   Securities
Name and Principal                               Annual           Stock        Underlying    LTIP        All Other
Position              Year  Salary($)  Bonus($)  Compensation($)  Award(s)     Options/SARs  Payouts($)  Compensation
------------------    ----  ---------  --------  ---------------  ----------   ------------  ----------  ------------
Alan Doyle            2002          0         0  $        15,000  2,648,000*              0           0             0
President, Director   2001          0         0                0          0               0           0             0

Peter Holsworth       2002          0         0                0          0               0           0             0
Director              2001          0         0                0          0               0           0             0

------------------
* The securities issued to Mr. Doyle for services rendered and include both stock and warrants.

6.   RELATED PARTY TRANSACTIONS

     The Company's offices are provided, free of charge, by its President, Alan Doyle and accountant AMB, PLLC and Blume Law Firm, PC. No other transactions exist or have taken place in the past three years in which an officer, director or beneficial owner had a material interest. The Company has not adopted any policies regarding affiliated transactions. All such transactions will be arms-length.

7.   INFORMATION AND BACKGROUND OF OFFICERS AND DIRECTORS

     The following table shows the positions held by the Company's officers and directors. The directors were appointed and will serve until the next annual meeting of the Company's stockholders, and until their successors have been elected and have qualified. The officers were appointed to their positions, and continue in such positions at the discretion of the directors.

           NAME               AGE               POSITION
     ---------------          ---           ------------------

     Alan Doyle                50           President/Director

     Peter Holsworth           60           Director

     ALAN DOYLE (AGE 50) - Mr. Doyle is an Economic Geology graduate with a post-Graduate diploma in Mineral Economics. He worked for and held senior positions with several large international resource companies prior to entering the financial services industries in the early 1980s. Mr. Doyle then worked as a mining analyst and in the corporate division for two international stock brokers before setting up his own corporate advisory firm in 1990. He later set up the investment banking firm of Turnbull Doyle Resources Pty Ltd., which invested in various international mining projects. Subsequently, Mr. Doyle set up Doyle Capital, Ltd. as an investment banking firm. Mr. Doyle has been the President and a Director of the Company since July 1995.

     PETER HOLSWORTH (AGE 60) - Mr. Holsworth is a Director of numerous private companies in Australia. They are involved in new product development, commodity trading, telecommunications and property development. During his business career Mr. Holsworth has owned and managed successful businesses both in Australia and overseas. Mr. Holsworth is the founder and chairman of Synteck International Pty Ltd. He is a member of the Institute of Chartered Accountants of Australia.


                                 PROPOSAL NO. 1
                       ACQUISITION OF METAL SANDS LIMITED BY
                        AMERICAN SOUTHWEST HOLDINGS, INC.

     The Board of Directors wishes to implement the Heads of Agreement dated September 15, 2003, between the Company and Metal Sands Limited (ACN094 423
551), an unlisted public company registered in Australia. Metal Sands Limited carries on the business of mineral exploration for mineral sands. The Company wishes to acquire the whole of the issued capital plus options to acquire shares of Metal Sands Limited from the shareholders and option holders. This proposal is subject to the process of due diligence into the assets and affairs of each company by the other. Subject to the due diligence process the Company, in order to acquire Metal Sands Limited, will issue a maximum of 33,200,000 shares of common stock on the basis of 2.2 shares of common stock for every one share of Metal Sands Limited, and one share of common stock for every 2.5 options of Metal Sands Limited, on issue as of settlement date. Currently there are 13,500,000 ordinary shares and 8,750,000 options outstanding of Metal Sands Limited.

     As a condition precedent to this transaction, the Company must raise no less than $400,000 by the sale of 20,000,000 shares of common stock at $0.02 per share. It is proposed that these shares be place with accredited off-shore investors in reliance with Rule 144 of the SEC. The money raised by this sale of stock will be used for working capital.

                               SUMMARY TERM SHEET

     Regulation 14A of the Securities Exchange Act of 1933 requires us to disclose certain items pertaining to the transaction. These are now set out below:

o BRIEF OUTLINE OF PARTICULAR MATTERS PROPOSED: To acquire the ordinary shares and options of Metal Sands Limited with shares of the Company by the issuance of 2.2 shares of the Company for each one share of Metal Sands

     Limited and will issue one share of the Company for every 2.5 options of Metal Sands Limited. Refer to Exhibit B, Heads of Agreement dated September 15, 2003, and Exhibit C, Addendum to the Heads of Agreement dated November 12, 2003.

o    TERMS OF THE TRANSACTION

     o    The  parties  to the  transaction  are the  Company  and  Metal  Sands
          Limited.

     o The consideration offered to the security holders is 2.2 shares of American Southwest Holdings common stock for each share of Metal Sands Limited stock, and one share of common stock for every 2.5 stock options of Metal Sands Limited, on settlement date.

     o The transaction is being undertaken for the purpose of acquiring Metal Sands Limited.

     o The vote required is 76% of the share and option holders of Metal Sands Limited must approve the transaction.

     o    Security holders will all have the same rights after the transaction.

o REGULATORY APPROVALS: No regulatory authorities approval is necessary for this transaction.

o PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS: Directors and advisors of the two companies have been in discussion since June 1, 2003, and the Heads of Agreement document was executed September 15, 2003, and amended on November 12, 2003. See Exhibits B and C.

o SELECTED FINANCIAL DATA: Metal Sands Limited has been exploring mineral sands and activities ancillary to them the past three years in Australia. They are concentrating on locating near surface deposits with high grades of heavy minerals and low slimes content. They are exploring for ilmenite resources in the Scott Costal Plain of Australia. Metal Sands Limited currently holds interests in 3 granted exploration licenses, 7 exploration license applications and 11 prospecting license applications. Working capital must be raised to further the exploration and obtain leases for these areas of mining. For additional information see the "Metal Sands Limited Annual Report Year Ended 30 June 2003" attached as Exhibit D.

o PRO FORMA FINANCIAL DATA: The pro forma financial data has been obtained from both American Southwest Holdings and Metal Sands Limited. The proposed merger will enable the Company to raise working capital by the sale of stock to continue exploration for heavy mineral deposits and start the mining of these deposits.

                                  BALANCE SHEET


                              June 30, 2002     June 30, 2003     June 30, 2004
                              -------------     -------------     -------------
ASSETS

Current Assets
  Cash                              159,828               290             5,590
  Receivables                         7,192             5,023             5,000
                              -------------     -------------     -------------

Total Current Assets                167,020             5,312            10,590

Fixed Assets
  Plant & Equipment                   1,067             1,710             6,710
  Accumulated Depreciation              166               590             1,984
                              -------------     -------------     -------------

Net Fixed Assets                        900             1,120             4,726

Other Assets
  Exploration Expenditure            35,157            79,259           379,259
  Deferred Share Issue Costs         36,533                 0                 0
                              -------------     -------------     -------------

Total Other Assets                   71,690            79,259           379,259
                              -------------     -------------     -------------

Total Assets                        239,611            85,691           394,575
                              -------------     -------------     -------------
LIABILITIES

Current Liabilities
  Accounts Payable                  112,430           115,506            65,653
  Other Current Payables              1,995             2,362                 0
                              -------------     -------------     -------------

Total Current Liabilities           114,425           117,868            65,653

Long Term Debt

Equity
  Common Stock                      306,643           363,443           383,443
  Paid In Capital                12,408,082        12,464,174        12,844,174
  Retained Earnings             (12,589,540)      (12,859,794)      (12,898,696)
                              -------------     -------------     -------------

Total Equity                        125,186           (32,177)          328,922
                              -------------     -------------     -------------

Total Liabilities & Equity          239,611            85,691           394,575
                              -------------     -------------     -------------

                                INCOME STATEMENT

                                     June 30, 2002     June 30, 2003     June 30, 2004
                                     -------------     -------------     -------------
Sales                                            0            12,492            12,492
Cost of Sales                                    0                 0                 0
                                     -------------     -------------     -------------

Gross Profit                                     0            12,492            12,492

Wages Expense                                    0                 0                 0
Administrative Expense                      52,750            52,000            50,000
Depreciation Expense                           166               394             1,394
                                     -------------     -------------     -------------

Total Expenses                              52,916            52,394            51,394

Net Income Before Taxes & Interest         (52,916)          (39,902)          (38,902)
Interest Expense                                 0                 0                 0
Taxes                                            0                 0                 0
                                     -------------     -------------     -------------

Net Income After Taxes                     (52,916)          (39,902)          (38,902)
                                     -------------     -------------     -------------

Cumulative Before Tax Earnings             (52,916)          (92,818)         (131,719)
                                     -------------     -------------     -------------


                              CASH FLOW STATEMENTS

                                                   June 30, 2002     June 30, 2003     June 30, 2004
                                                   -------------     -------------     -------------
Cash flow used in Operating Activities

Net (loss)                                              (131,606)         (256,039)          (38,902)
Adjustments to reconcile net loss to net used
  In operating activities

Services paid by Common Stock                             52,000            79,411                 0
Depreciation                                                 166               394             1,394
Movement in provision for Employee Entitlements            1,995            (1,989)                0
Write-off of Deferred Share Costs                              0            63,423                 0
Increase (decrease) in Accounts Receivable                (2,935)             (984)               23
Increase (decrease) in Accounts Payable                    7,925           (13,478)          (52,515)
                                                   -------------     -------------     -------------

Net Cash used in Operating Activities                     (72,455)         (129,263)         (89,700)

                              CASH FLOW STATEMENTS
                                  (Continued)

                                                   June 30, 2002     June 30, 2003     June 30, 2004
                                                   -------------     -------------     -------------
Cash flow from Investing Activities

Capitalized Exploration Activities                       (35,157)          (29,311)         (300,000)
Payment for Property, Plant & Equipment                   (1,067)             (423)           (5,000)
                                                   -------------     -------------     -------------

Cash flow from Investing Activities                      (36,224)          (29,764)         (305,000)

Proceeds from issue of Ordinary Shares                   255,919                 0           400,000
Deferred Share Issue Costs                               (29,163)          (29,053)                0
Proceeds from Borrowings                                  41,190                 0                 0
                                                   -------------     -------------     -------------

Net Cash flows from financing activities                 267,947           (29,053)          400,000
Net Increase (Decrease) in Cash Held                     159,268          (188,080)            5,300
Exchange Rate Change                                           0            28,541                 0
Cash at Beginning of Financial Year                          561           159,828               290
                                                   -------------     -------------     -------------

Cash at end of Financial Year                            159,828               290             5,590
                                                   -------------     -------------     -------------


                          NOTES TO FINANCIAL STATEMENTS

     1. Sale of Common Stock is to be used to raise money for exploration purposes and the obtaining of leases and tenement rights.

     2. The Company also has commitments for expenditures to maintain the rights of tenure to mineral tenements and is required to pay holdings costs and perform minimum exploration work to meet the minimum expenditure requirements specified by the Western Australian Department of Mineral and Petroleum Resources.


o PER SHARE DATA: The book value per share is $0.0075 per share. There have been no cash dividends paid and there has been no income, since this is a development stage company.

o CONSIDERATION TO BE RECEIVED BY SECURITY HOLDERS: Metal Sands Limited shareholders will receive shares in the Company on the following basis: 2.2 shares of common stock for every share of Metal Sands Limited, and one share of common stock for every 2.5 options outstanding of Metal Sands Limited, at settlement date.

o BOARDS RECOMMENDATION ON HOW TO VOTE TRANSACTION: The Board of Directors recommends you vote for the transaction.


                           SUBJECT COMPANY INFORMATION

o NAME AND ADDRESS: American Southwest Holdings, Inc. will be the company issuing the stock to buy Metal Sands Limited. The address of the offices are American Southwest Holdings, Inc., 4225 N. Brown Ave, Scottsdale, AZ 85251-3913, Telephone number 480-946-4006, and Metal Sands Limited, P.O. Box 6499, East Perth, WA 6892, Telephone +618-9225-5850.

o SECURITIES: The title and number of shares outstanding of the subject class of American Southwest Holdings is 28,163,950.

o TRADING AND MARKET PRICE: There is no established market for these securities.

o    DIVIDENDS: No dividends have been declared.

o    PUBLIC OFFERINGS: There have been no public offerings of stock.

o PRIOR PUBLIC OFFERINGS: No underwritten public offerings made during the past three years.

o PRIOR STOCK PURCHASES: There were no stock purchases during the past two years.


                    IDENTITY AND BACKGROUND OF FILING PERSON

o    NAME  AND  ADDRESS  OF  FILING  PERSON:  Alan  Doyle,  President,  American
     Southwest.

o    BUSINESS AND BACKGROUNDS OF ENTITIES: Investment Banker.


                            TERMS OF THE TRANSACTION

o MATERIAL TERMS OF TRANSACTION: American Southwest Holdings, Inc., will issue a maximum of 33,200,000 shares of common stock for this acquisition.

     o    The  parties  to the  transaction  are the  Company  and  Metal  Sands
          Limited.

     o The consideration offered to the security holders is 2.2 shares of American Southwest Holdings common stock for each share of Metal Sands Limited stock, and one share of common stock for every 2.5 stock options of Metal Sands Limited, on settlement date.

     o The transaction is being undertaken for the purpose of acquiring Metal Sands Limited.

     o The vote required is 76% of the share and option holders of Metal Sands Limited must approve the transaction.

     o    Security holders will all have the same rights after the transaction.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                       ACQUISITION OF METAL SANDS LIMITED



                                 PROPOSAL NO. 2:
                            CHANGE IN CORPORATE NAME

     The Board of Directors has voted to change the name of the Company to reflect its new business focus. As of the mailing of this proxy statement, we have reserved the following name with the State of Delaware: TiTek, Inc.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CHANGE TO THE
                                 COMPANY'S NAME



                                 PROPOSAL NO. 3:
                            ELECTION OF BOARD MEMBERS

     The Bylaws of the Company provide that the number of directors that shall constitute the whole board shall be not less than one (1). The number of directors presently comprising the Board of Directors is one (1).

NOMINEES

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the next annual meeting of the shareholders or until their respective successors shall have been duly elected and shall have qualified.

INFORMATION CONCERNING NOMINEES

             NAME                   POSITION             DIRECTOR/OFFICER SINCE
        ---------------        ------------------        ----------------------

        Alan Doyle               President/Director            July 1995
        Peter Holsworth          Director                      June 2000
        Adrian Griffin           Director
        Nathan McMahon           Director

     ALAN DOYLE - Mr. Doyle is an Economic Geology graduate with a post-Graduate diploma in Mineral Economics. He worked for and held senior positions with several large international resource companies prior to entering the financial services industries in the early 1980s. Mr. Doyle then worked as a mining analyst and in the corporate division for two international stockbrokers before setting up his own corporate advisory firm in 1990. He later set up the investment banking firm of Turnbull Doyle Resources Pty Ltd., which invested in various international mining projects. Subsequently, Mr. Doyle set up Doyle Capital, Ltd. as an investment banking firm. Mr. Doyle has been the President and a Director of the Company since July 1995.

     PETER HOLSWORTH - Mr. Holsworth is a Director of numerous private companies in Australia. They are involved in new product development, commodity trading, telecommunications and property development. During his business career Mr. Holsworth has owned and managed successful businesses both in Australia and overseas. Mr. Holsworth is the founder and chairman of Synteck International Pty Ltd. He is a member of the Institute of Chartered Accountants of Australia.

     ADRIAN GRIFFIN - Mr. Griffin graduated from the University of Melbourne in 1975 as a geologist. His professional career has been in metal exploration in Tasmania, and subsequently held a managerial position with BHP. During 1980-1990 he was involved with a number of public companies. His activities were with gold and base metals throughout Australia and Southeast Asia. Mr. Griffin has held board positions with public companies since 1990 and was recently involved with the lateritic nickel industry in Western Australia.

     NATHAN McMAHON - Mr. McMahon graduated from the University of Western Australia with a bachelors degree in Commerce. He has been and is a director of various exploration and mining companies involved in a broad range of commodities, among them mineral sands, gold, diamonds, and base metals. He was a founding director of Hamill Resources, Ltd., a company listed on the Australian Stock Exchange.

     The Board of Directors does not contemplate that the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should a nominee become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR

                                 PROPOSAL NO. 4
                    APPOINTMENT OF SHELLY INTERNATIONAL, INC.
                      AS THE COMPANY'S INDEPENDENT AUDITOR

     The Board of Directors recommends that Shelly International, Inc. be appointed as accountant for the Company. They have been mandated for a period of two years.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF SHELLY
            INTERNATIONAL, INC. AS THE COMPANY'S INDEPENDENT AUDITOR



                                 PROPOSAL NO. 5
           ADOPTION OF THE COMPANY'S 2003 INCENTIVE STOCK OPTION PLAN

     The Board of Directors view the issuance of stock options to directors, officers, and employees as necessary in order to attract and maintain the services of individuals essential to the Company's long-term success. The Company proposes to reserve 15,000,000 shares of common stock for issuance to directors, officers, and employees during 2004. Under the terms of this Plan, the Board of Directors will have complete discretion to determine which employees shall receive options, the number of options each employee will receive, the exercise price, and the expiration date (to a maximum of ten years.) The Incentive Stock Option Plan is attached as Exhibit E.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
                OF THE COMPANY'S 2003 INCENTIVE STOCK OPTION PLAN



                                 PROPOSAL NO. 6
                   INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                       COMMON STOCK TO 300,000,000 SHARES

     The Board of Directors wishes to increase the number of shares of common stock the Company can issue to 300,000,000 shares. We currently have on issue approximately 100,000,000 shares. In order for the Company to continue to expand, this is an appropriate way to provide for future opportunities that will require the Company to issue additional shares of common stock of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
                   OF THE INCREASE IN NUMBER OF COMMON SHARES



                                 PROPOSAL NO. 7
                   APPROVAL OF ISSUANCE OF COMMON STOCK SINCE
                       THE LAST ANNUAL MEETING, JUNE 2000

     The Board of Directors wishes to ratify the issuance of the following issues of common stock of the Company.

          DATE               SHARES          WARRANTS        PRICE PER SHARE
     ------------------      ---------       ---------       ---------------

     August 1, 2000          1,500,000                          Services
     August 14, 2000                         5,750,000           $0.01
     September 19, 2000      1,600,000                           $0.10
     May 15, 2002              400,000                           $0.05
     June 27, 2002           2,900,000       2,900,000          Services
     April 1, 2003           6,000,000                          Services


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
        OF THE ISSUANCE OF THE ABOVE SHARES OF COMMON STOCK AND WARRANTS



                                 PROPOSAL NO. 8
                    APPROVAL OF ISSUANCE OF 20,000,000 SHARES
                                 OF COMMON STOCK

     The purpose of this proposal is to issue 20,000,000 shares of common stock to raise working capital for the Company.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
               OF THE ISSUANCE OF THE ABOVE SHARES OF COMMON STOCK



                                 PROPOSAL NO. 9
                 APPROVAL OF THE ISSUANCE OF 15,000,000 WARRANTS
                             TO DOYLE CAPITAL, LTD.

     The Board of Directors desires to issue 15,000,000 warrants to Doyle Capital, Ltd., pursuant to a remuneration agreement entered into between the Company and Doyle Capital, Ltd. Doyle Capital, Ltd. will be remunerated as follows:

     o Doyle Capital, Ltd. is to be issued 15,000,000 warrants in American Southwest Holdings, Inc., at an exercise price of $0.04 per warrant. Each warrant will convert into one ordinary share of American Southwest Holdings. The issue of these warrants will be remuneration for being corporate adviser to American Southwest Holdings, Inc., in connection with the acquisition of the shares of Metal Sands Limited. Conditions of Doyle Capital, Ltd. being appointed as corporate adviser are:

          o They are committed to the raising the necessary working capital to take the project through to completion. It is proposed to be done through three capital raisings.

          o    A minimum of $400,000 to provide immediate working capital.

          o Approximately $3,000,000 to provide a bankable feasibility study.

          o Should the feasibility study be bankable, then they must raise the necessary debt and equity funding to complete the project.

     The issuance of the 15,000,000 warrants is subject to a clawback provision. The provisions of the clawback are as follows:

     o Should the $3,000,000 not be raised by the end of October 2004, then 10,000,000 warrants of the 15,000,000 will be clawed back by American Southwest Holdings, Inc.

     o Should the $3,000,000 be raised and no bankable feasibility study is provided, then a further 5,000,000 warrants will be clawed back by American Southwest Holdings.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
                      OF THE ISSUANCE OF THE ABOVE WARRANTS



                                   PROPOSAL 10

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to American Southwest Holdings, Inc. will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.



EXHIBIT A:  DELAWARE CODE SECTION 262. APPRAISAL RIGHTS.

EXHIBIT B:  HEADS OF AGREEMENT DATED SEPTEMBER 15, 2003

EXHIBIT C:  ADDENDUM TO HEADS OF AGREEMENT DATED NOVEMBER 12, 2003

EXHIBIT D:  METAL SANDS LIMITED ANNUAL REPORT YEAR ENDED 30 JUNE 2003

EXHIBIT E:  2003 STOCK OPTION PLAN

                                                                       EXHIBIT A


                                 DELAWARE CODE


8 DEL. C. SECTION 262. APPRAISAL RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to 8 Del. C.
Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to 8 Del. C. Section 251(g) of this title), Section 252, Section 254, Section 257,
Section 258, Section 263 or 8 Del. C. Section 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of 8 Del. C. Section 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under 8 Del. C. Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to Section 228 or 8 Del. C. Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

(68 Del. Laws, c. 337, Sections 3, 4; 69 Del. Laws, c. 61, Section 10; 69 Del. Laws, c. 262, Sections 1-9; 70 Del. Laws, c. 79, Section 16; 70 Del. Laws, c. 186, Section 1; 70 Del. Laws, c. 299, Sections 2, 3; 70 Del. Laws, c. 349,
Section 22; 71 Del. Laws, c. 120, Section 15; 71 Del. Laws, c. 339, Sections 49-52.)

                                                                       EXHIBIT B





                               HEADS OF AGREEMENT

                    AMERICAN SOUTH WEST HOLDINGS INCORPORATED

                                      AND

                              METAL SANDS LIMITED

                               HEADS OF AGREEMENT


This Heads of Agreement is dated 15 September 2003.

BETWEEN:

AMERICAN SOUTH WEST HOLDINGS INCORPORATED of Phoenix, Arizona, United States of America ("ASW"), and

METAL SANDS LIMITED ACN 094 423 551 of Level 5, 251 Hay Street East Perth, Western Australia ("MSA")


RECITALS:

A. ASW is a public company, listed on the Over The Counter Bulletin Board market, in the United States of America, which carries on the business of mineral exploration and investment in companies undertaking mineral exploration.

B. MSA is an unlisted public company that carries on the business of mineral exploration for mineral sands.

C. The persons named in Schedule 1 (each being a "Shareholder") are or are entitled to be the legal and beneficial holders of all of the issued share and option capital in MSA.

D. ASW wishes to acquire the whole of the issued capital of MSA from the Shareholders by the allotment to the Shareholders of shares in ASW ("ASW Shares") in return for shares in MSA ("MSA Shares") and options to acquire MSA Shares ("MSA Options"), subject to the conduct of a due diligence investigation into the assets and affairs of each company by the other.

E. The parties enter into this Heads of Agreement ("HOA") to set out the terms on which each company may carry out the investigation referred to in recital D and, subject to the results of the investigation not being negative (as described in this HOA), ASW will acquire the issued capital in MSA.

F.   $ means United States of America Dollars.

AGREED as follows:

1.   CONDITIONS PRECEDENT

1.1 The rights and obligations of the parties under this HOA (other than this clause 1) are conditional upon, as conditions precedent ("Conditions Precedent"):

     (a) ASW raising no less than $400,000 prior to 30 October 2003, by the issue of 20,000,000 fully paid ordinary shares at $0.02. Current MSA shareholders will have a right to participate in this placing;

     (b) The directors of ASW warranting that ASW complies with and is up to date with all its regulatory, statutory and legal documentation and requirements;

     (c) The directors of ASW undertaking reasonable endeavours to ensure that ASW will be listed on a stock exchange reasonably acceptable to MSA;

     (d) ASW shareholders approving the raising of capital referred to in (a) above and this HOA;

     (e) Shareholders holding not less than 76% of MSA Shares and 76% of the MSA Options accepting this HOA and agreeing to assign their MSA Shares and, where relevant, their MSA Options to ASW in accordance with the terms of this HOA, as further described in clause 1.2;

     (f) ASW converting its warrants to shares on the basis described in clause 4.5.

1.2 It is acknowledged that clause 1(b) is for the benefit of MSA and may be waived by MSA. If the Conditions Precedent are not satisfied or waived by 30 October 2003 (or such later date as is mutually agreed) then the HOA and all the rights and obligations of the parties hereunder shall automatically terminate. Upon termination of this HOA, no party shall have any claim whatsoever against any other party pursuant to this HOA, unless such claim arose prior to the termination.

1.3 MSA shall use best endeavours to procure that all Shareholders agree to be bound by the terms of this HOA by executing and delivering an undertaking substantially in the form set out in Schedule 2.

2.   REPRESENTATIONS AND WARRANTIES

2.1  The directors of ASW and ASW warrant that at the date of this HOA:

     (a) subject to the receipt of any necessary approvals described in clause 1, ASW does and at Settlement will have full power and authority to issue ASW Shares to the Shareholders in return for MSA Shares and MSA Options, free and clear of encumbrances and third party interests;

     (b) ASW is duly incorporated with limited liability and validly existing under the laws of the State of Delaware;

     (c) the execution of this HOA will not constitute a default under any agreement, instrument, law or order by which ASW is bound;

     (d)  ASW is not:

          (i) wound up, no resolution for ASW's winding up been passed and no meeting of members or creditors has been convened for that purpose;

          (ii) the subject of a winding up application which has been made to a court, and no event has occurred which would entitle any person to apply to a court to wind it up;

          (iii) a party to a composition or arrangement with any of its creditors; or

          (iv) in receivership or subject to administration and none of its assets is in the possession of or under the control of a mortgagee or chargee;

     (e) to the best of their information, knowledge and belief, there is not pending against ASW any action, suit, claim, dispute or other proceeding affecting or in any way concerning ASW or its related companies that may prevent ASW from completing its obligations as described in this HOA, and ASW has no notice of any such proceeding or in contemplation by any person; and

     (f) there is no debt or other obligation (contingent or otherwise, and including without limitation environmental liabilities or obligations) owed by ASW to any third party (including any shareholder, officer or employee), which has the potential materially to reduce its value and which is not reflected in its accounts, and they are not aware of any fact of circumstance which would indicate that the description set out in paragraphs (a) through (f) above will not apply at Settlement and undertake to inform MSA forthwith of any such fact or circumstance.

2.2  The directors of MSA and MSA warrant that at the date of this HOA:

     (a) MSA is duly incorporated with limited liability and validly existing under the Corporations Act 2001;

     (b) the execution of this HOA will not constitute a default under any agreement, instrument, law or order by which MSA is bound; and

     (c)  MSA is not:

          (i) wound up, no resolution for its winding up has been passed and no meeting of members or creditors has been convened for that purpose;

          (ii) the subject of a winding up application which has been made to a court, and no event has occurred which would entitle any person to apply to a court to wind it up;

          (iii) a party to a composition or arrangement with any of its creditors; or

          (iv) in receivership or subject to administration and none of its assets is in the possession of or under the control of a mortgagee or chargee;

     (d) to the best of their information, knowledge and belief, there is not pending against MSA any action, suit, claim, dispute or other proceeding affecting or in any way concerning MSA or its related companies that may prevent MSA from completing its obligations as described in this HOA, and MSA has no notice of any such proceeding now or in contemplation by any person; and

     (e) there is no debt or other obligation (contingent or otherwise, and including without limitation environmental liabilities or obligations) owed by MSA to any third party (including any shareholder, officer or employee), which has the potential materially to reduce MSA's value and which is not reflected in MSA's accounts, and they are not aware of any fact of circumstance which would indicate that the description set out in paragraphs (a) through (e) above will not apply at Settlement and undertake to inform ASW forthwith of any such fact or circumstance.

3.   DUE DILIGENCE INVESTIGATIONS

3.1 ASW shall be entitled, at its own cost, to conduct a due diligence review of MSA and its assets in order to confirm that it will proceed with the proposed acquisition of MSA.

3.2 MSA shall be entitled, at its own cost, to conduct a due diligence review of ASW and its assets to determine whether it wishes to proceed with the transaction contemplated by this HOA.

3.3 For the purposes of allowing ASW and MSA to conduct their respective due diligence investigations, each of ASW and MSA agrees to provide the other with access to their mining and other information, books, records and accounts.

3.4 At any time prior to 30 days after the Conditions Precedent have been met ASW or MSA may give notice to the other of them advising that it wishes to proceed with the transaction contemplated by this HOA. If neither ASW nor MSA gives notice within that time that it has in its due diligence investigation of the other become aware of:

     (a) a liability, commitment or other fact or circumstance, which has not been disclosed to it by the other as at the date of this HOA and which has a material adverse effect on the value of the other; or

     (b)  a material breach of warranty given under clause 2 by the other,

     then each of ASW and MSA will be deemed to have given notice at the end of that period that it wishes to proceed with the transaction contemplated by this HOA, provided that if a notice given for the purposes of paragraph (a) or paragraph (b) is withdrawn by the party giving it, it will be deemed not to have been given. The date by which each of ASW and MSA has given (or are deemed to have given) a notice that they wish to proceed with the transaction contemplated by this HOA is referred to as the "Effective Date".

3.5 If the Conditions Precedent are not satisfied or waived both as provided in clause 1.2 or if ASW or MSA validly gives notice in accordance with the provisions of clause 3.4(a) or (b) (which is not withdrawn within the timeframe as provided for in that clause) then this HOA shall come to an end and each of ASW and MSA must return to the other all copies of all mining and other information, data, documents or other materials (in whatever form) provided to them for the purposes of the due diligence investigations.

4.   AGREEMENT TO ACQUIRE

4.1 Subject to the provisions of clauses 1 and 3, ASW agrees to acquire from the Shareholders their MSA Shares and MSA Options. In return ASW will issue
     2.2 ordinary fully paid shares in ASW for every one MSA share on issue as at the Settlement Date and 1 fully paid share in ASW for every 2.5 MSA Options on issue as at the Settlement Date ("Payment").

4.2 In terms of the placing referred to in 1.1 (a) MSA shareholders will have a right to subscribe for one share in ASW at $0.02 for every MSA share held.

4.3 Settlement shall occur on the date which is 2 business days after the Effective Date or such other date as may be agreed between the parties in writing ("Settlement Date").

4.4 (a) It is acknowledged that MSA may wish to raise further funds prior to settlement occurring. The parties agree that for the purpose of raising those further funds, MSA may issue shares and options such that the total number of ordinary MSA Shares on issue is 13,500,000 and the total number of MSA Options on issue is 8,750,000.

     (b)  MSA at the date of this HOA has issued 12,625,000 ordinary shares;

     (c)  MSA at the date of this HOA has issued 8,312,500 MSA Options;

4.5 As at the date of this HOA, ASW has issued 28,163,950 ASW Shares and 13,050,000 warrants to acquire ASW Shares ("ASW Warrants"). ASW will convert these warrants to shares on the basis that as at the Effective Date there will be 30,000,000 ASW Shares on issue.

4.6 From the date of this HOA until the Settlement Date, ASW must continue to carry on its business in the ordinary course and take all reasonable steps to protect and maintain each of its assets so as to comply with all applicable laws, regulations, ordinances and codes and must not, without the prior written approval of MSA:

     (a) issue or agree to issue any further securities in the capital of ASW including any warrants, options or rights of conversion without the prior written consent of MSA other than shares issued upon the exercise of any outstanding ASW Warrants as provided for in clause 4.5;

     (b) acquire or agree to acquire or dispose or agree to dispose of any material asset or enter into any agreement under which a material commitment or other obligation is assumed; or

     (c)  alter its Constitution.

4.7 From the date of this HOA until the Settlement Date, MSA must continue to carry on its business in the ordinary course and take all reasonable steps to protect and maintain each of its assets so as to comply with all applicable laws, regulations, ordinances and codes and must not, without the prior written approval of ASW:

     (d) issue or agree to issue any further securities in the capital of MSA including any options or rights of conversation without the prior consent of ASW other than shares issued upon the exercise of any of the MSA Options currently on issue and the shares and options referred to in clause 4.4;

     (e) acquire or agree to acquire or dispose or agree to dispose of any material asset or enter into any agreement under which a material commitment or other obligation is assumed; or

     (f)  alter its Constitution.

4.8 For the purposes of clause 4.6 and 4.7, an asset or commitment or obligation will be deemed to be material if it involves, either alone or in combination with other related transactions, involves a consideration or liability of $10,000 or more.

5.   SETTLEMENT

5.1  On the Settlement Date ASW must:

     (a) allot the ASW Shares comprising the Payment to the Shareholders on the basis that each Shareholder is to receive 2.2 ASW Shares for every 1 MSA Share held by that Shareholder on the Settlement Date and 1 ASW share for every 2.5 MSA Options held by that Shareholder on the Settlement Date (the number of ASW Shares will be rounded up or down to the nearest share); and

     (b) procure its directors to offer to the Shareholders the opportunity to nominate at least 2 people who will be invited forthwith to join the board of ASW and ASW will forthwith procure that 1 of the current 2 board members of ASW will resign. In addition, an additional director will be appointed by the shareholders of ASW making 4 the total number of directors on the board of ASW.

6.   CONFIDENTIALITY

6.1 The terms of this HOA and the information provided by ASW and MSA to each other for the purposes of clause 2 are to remain strictly confidential to the Parties and may only be disclosed by a Party:

     (a) as is necessary to enforce a Party's respective rights and obligations under this HOA;

     (b)  to their legal, accounting or financial advisers;

     (c)  with the written consent of the other Party;

     (d)  as required by law;

     (e) by ASW to the SEC, provided that the wording of any disclosure to the SEC has first been provided to and agreed with MSA.

6.2  The obligations under clause 6.1 shall survive termination of this HOA.

7.   GENERAL

7.1 The parties intend to create legal relations between themselves in terms of this HOA and that it shall be binding unless and until replaced by a more comprehensive agreement.

7.2 This HOA constitutes the entire agreement and understandings between the parties and is in substitution of all prior agreements, offers or undertakings.

7.3 This HOA shall be governed by and construed in accordance with the laws of Western Australia and the parties hereby irrevocably submit to the jurisdiction of the courts of Western Australia.

7.4  This HOA may be signed in counterparts, including by facsimile.

7.5 Each party shall bear its own costs in relation to the preparation of this HOA.

7.6 ASW shall bear the stamp duty payable on this HOA and any further documents contemplated by this HOA.

SCHEDULE 1:  SHAREHOLDERS

             Shareholder Name

             Adrian Christopher Griffin
             Carmichael Capital Markets Pty Ltd.
             Carol Anne McGrath
             David Reginald & Jennifer Gail Thomas
             Elsinore Nominees Pty Ltd.
             Gamma Corporation Pty Ltd.
             Gary Raymond Powell
             Geoffrey Michael Jones
             Geoffrey James & Joyce Lillian Cox
             Hope Investments (WA) Pty Ltd.
             James Kyle ATF Kyle Family Super Fund
             Jeffrey Charles Hogan
             Joseph Alexander Cunningham
             Josephene Norman
             Kellaway Pty Ltd.
             Kyeema Pty Ltd.
             Lloyd Richard Townley
             Maria Andrea Wilson
             Mark John Warren Lewis
             Megan Griffin
             Morcator Metals Pty Ltd.
             Nathan Bruce McMahon
             Nell Bowle ATF NB Family Trust
             Perth Select Seafoods Pty Ltd.
             Richard Ralph Ockenden
             Richmond Resources Pty Ltd.
             Richmond Resources Pty Ltd. Corporate Account
             Rocant Pty Ltd ATF Glenfare Superfund
             Rojex Mining Services Pty Ltd. ATF Rojex Mining
                Services Pty Ltd. Superfund


SCHEDULE 2 - UNDERTAKING

THIS DEED IS ENTERED INTO BY THE PERSON NAMED BELOW ("ASSIGNEE"), being a Shareholder, as that term is defined in a Heads of Agreement dated August 2003 between American South West Holdings Incorporated and Metal Sands Limited relating to the acquisition by the former of the shares in the latter ("HOA").

1. ASSIGNEE hereby agrees to sell to ASW all of ASSIGNEE's MSA Shares and MSA Options (as those terms are defined in the HOA) subject to the terms and conditions set out therein.

2. ASSIGNEE warrants that at the date hereof this HOA and at Settlement he, she or it has power to transfer his, her or its MSA Shares and, if relevant, his, her or its MSA Options to ASW as contemplated by the HOA, free and clear of encumbrances and third party interests.

3.   ASSIGNEE confirms that:

     (a) in relation to MSA and other Shareholders, he, she or it and they are independent and non-associated entities and exercise independent judgment and make independent decisions; and

     (b) except for this HOA, there is no agreement or arrangement to act in concert in relation to MSA's affairs and rights attaching to the MSA Shares and MSA Options including voting rights and the power of disposal.

IN WITNESS WHEREOF ASSIGNEE has executed these presents as a deed poll.

SIGNED SEALED AND          )
DELIVERED by               )
                           )
-----------------------    )
in the presence of:        )


Witness:

Name:

Address:

Occupation:

EXECUTED by the parties.


SIGNED for an on behalf of          )  /s/ Alan Doyle       /s/ Peter Holsworth
AMERICAN SOUTH WEST                 )  -------------------  -------------------
By authority of its Directors in    )  Director             Director
                                    )
                                    )  Alan Doyle           Peter Holsworth
                                    )  -------------------  -------------------
                                    )  Print name           Print name



SIGNED for and on behalf of         )  /s/ Adrian Griffin   /s/ Lloyd Townley
METAL SANDS LTD.                    )  -------------------  -------------------
By authority of its Directors in    )  Director             Director
accordance with section 127 of      )
the Corporations Act                )  Adrian Griffin       Lloyd Townley
                                    )  -------------------  -------------------
                                    )  Print name           Print name

                                                                       EXHIBIT C






                       ADDENDUM TO THE HEADS OF AGREEMENT

                    AMERICAN SOUTH WEST HOLDINGS INCORPORATED

                                      AND

                              METAL SANDS LIMITED

                       ADDENDUM TO THE HEADS OF AGREEMENT


DATE:  12 NOVEMBER 2003


BETWEEN:

AMERICAN SOUTH WEST HOLDINGS INCORPORATED of Phoenix, Arizona, United States of America ("ASW"), and

METAL SANDS LIMITED ACN 094 423 551 of Level 5, 251 Hay Street East Perth, Western Australia ("MSA") ("the Parties")


RECITALS:

A. A Heads of Agreement ("HOA") setting out the terms of an acquisition by ASW of the shares of MSA was executed by the Parties.

B.   An addendum to the HOA was signed on 10 October 2003.

C. ASW has completed its due diligence of MSA in accordance with clause 3.1 and is not aware of any liability, commitment or other fact or circumstance, which had not been disclosed to it by MSA as at the date of the HOA and which has a material adverse effect on the value of MSA, or of a material breach of warranty given under clause 2 by MSA.

NOW IT IS AGREED that, in terms of clause 1.2 of the HOA, the date of the requirement to satisfy the conditions precedent (clause 1.1) is changed to 31 January 2004.

EXECUTED by the parties.


SIGNED for an on behalf of          )  /s/ Alan Doyle
AMERICAN SOUTH WEST                 )  -------------------  -------------------
By authority of its Directors       )  Director             Secretary/Director
                                    )
                                    )  Alan Doyle
                                    )  -------------------  -------------------
                                    )  Print name           Print name

SIGNED for and on behalf of         )  /s/ Adrian Griffin   /s/ Nathan McMahon
METAL SANDS LTD.                    )  -------------------  -------------------
By authority of its Directors in    )  Director             Director
accordance with section 127 of      )
the Corporations Act                )  Adrian Griffin       Nathan McMahon
                                    )  -------------------  -------------------
                                    )  Print name           Print name

                                                                       EXHIBIT D









                               METAL SANDS LIMITED

                                 ACN 094 423 551

                                  ANNUAL REPORT

                             YEAR ENDED 30 JUNE 2003

                               METAL SANDS LIMITED

                                CHAIRMAN'S LETTER

Dear Shareholders

The financial year just ended has seen the resources business in Australia, driven by world events, cycle through a range of ups and downs that prevented your Company from raising capital via an IPO. This situation was not peculiar to Metal Sands Limited; rather, it affected the whole capital-raising sector of the resources and mining industries.

Exacerbating matters were changes in the share-broking industry that have seen the disappearance of traditional underwriting and share placements for the time being.

Your Board has therefore worked hard to find other ways of raising the funds necessary for the Company to continue and prove up its Scott Coastal Plain project.

Although a number of proposals has been assessed, among them some that offered serious support for Metal Sands Limited, completion of a practical, ongoing capital-raising has proved elusive.

Currently, we have to hand a proposal for some funding from our international marketing associates, and discussions with them continue. This arrangement has involved independent assessments of the deposits held by your Company, and these support our view that the Scott Coastal Plain assets are commercially viable.

In very recent times (post year's end), renewed interest in mineral sands has been such that investors are again talking to us. One such group of investors, who control a US-based public company, has recognised the value of our resource. Negotiations with them - with a view to a merged entity - continue, and we anticipate an announcement on the matter in the near future.

Your support as a shareholder is appreciated, and I can assure you that we do intend to provide you with a corporate outcome; however, that outcome must ensure flexibility and provide the best value for your investment. We are, after all, in the unique position of holding a major mineral sands resource right here in Western Australia.

I would like to thank in particular your Board members, all of whom have in the last 12 months - without remuneration and in quite difficult times - striven for a rewarding solution to the future of your Company.

We now believe that this is not far away.

Alan Tough

Chairman

                                                                    Page 2 of 27

                               METAL SANDS LIMITED


CONTENTS                                                                PAGE NO.



DIRECTORS' REPORT....................................................       4



INDEPENDENT AUDIT REPORT.............................................       9



DIRECTORS' DECLARATION...............................................      11



FINANCIAL STATEMENTS.................................................      12

                               METAL SANDS LIMITED

                                DIRECTORS' REPORT

The Directors of the Company present their report, together with the Chairman's Report and the financial statements of the Company, to Shareholders for the year ended 30 June 2003.

1.   DIRECTORS

The names and qualifications of the Directors of the Company holding office at the date of this report are:

ALAN R. TOUGH (appointed as a Director on 22 July 2002)
CHAIRMAN

Mr. Tough obtained a Bachelor of Engineering in 1962 and a Masters Degree in Business Administration in 1975 from the University of Western Australia. He has more than 25 years experience as CEO of public companies, running mining and engineering operations and several years as an executive director of a merchant bank. He recently completed ten years as Managing Director of Bains Harding Limited, a contracting and engineering company specialising in insulation technology, many of whose clients are major mining companies. Prior to that he was for eleven years the Managing Director of Allied Eneabba Limited, the largest heavy mineral miner on the Eneabba field. He ran the company from its start up and commissioning and established a worldwide marketing structure based in London, Amsterdam, Dusseldorf, Florence, Toronto, Japan and the USA. Mr Tough has specialised in the strategic and organisational aspects of companies through his private consulting business, providing services and advice. A two-year contract with the State Government of Western Australia saw him responsible for the coordination and development of the heavy mineral industry at the then newly discovered Eneabba field.

He serves on the Boards of Westcare Inc., a disability services company, Bakewell Foods Pty Ltd, Microsol Pty Ltd and the Yachting Association of Western Australia. Mr. Tough is also a member of the Metal Sands Audit Committee.


ADRIAN CHRISTOPHER GRIFFIN (appointed as a Director on 20 September 2000) MANAGING DIRECTOR

Mr. Griffin is a geologist with over 25 years experience in the mineral exploration and mining industry, throughout Australia and Southeast Asia. He commenced his career in the area of base metal exploration before moving to BHP to undertake a role in the development of iron ore exploration methodology, mine planning and grade control. Mr. Griffin became involved with a number of gold mining entities during the 1980s and progressed to the role of Operations Manager with a number of public companies, including the Bellevue gold mining operation (now defunct) during the commissioning of its underground production in 1988. In 1994, he accepted the role of Managing Director at Preston Resources Limited, where he was involved in the restructuring of that company's operations. Mr. Griffin's role included overseeing gold exploration in Western Australia, development of the Marlborough Project (nickel and cobalt) in Queensland and the acquisition and operation of the Bulong Project (nickel) in Western Australia, run by Bulong Operations Pty Ltd (of which he was CEO). Mr

                                                                    Page 4 of 27

                               METAL SANDS LIMITED

Griffin resigned as Managing Director of Preston Resources and its subsidiaries in early 2003.

Since 1990, Mr. Griffin has also held a variety of consulting roles and has been instrumental in the development of hydrometallurgical extraction processes for platinum group metals from oxides, silicates and sulphides. Mr. Griffin is a member of the Due Diligence Committee and Remuneration Committee.


NATHAN BRUCE MCMAHON (appointed as a Director on 20 September 2000) NON-EXECUTIVE DIRECTOR - CORPORATE AND ADMINISTRATION

Mr. McMahon is a mining industry consultant who specialises in the areas of regulatory compliance, project acquisition, due diligence investigation and native title, joint venture and private property negotiation. He has been a director of a number of companies involved in a broad range of commodity exploration and mining activities, including those for mineral sands, gold, diamonds, base metals and platinum group elements. Mr. McMahon is currently the Managing Director of Hamill Resources Limited, an ASX listed company involved in gold exploration in Queensland and Western Australia. He has developed strong relationships with a number of the government bodies responsible for granting statutory approvals for the mining industry, a key competency expected to aid the Company in developing its projects in the shortest possible timeframe. Mr. McMahon is also a member of the Due Diligence Committee and Audit Committee.


LLOYD RICHARD TOWNLEY (appointed as a Director on 15 August 2001)
NON-EXECUTIVE DIRECTOR - ENVIRONMENTAL AND COMMUNITY RELATIONS

Dr. Townley is a civil engineer with strong qualifications and experience in the areas of environmental engineering science, hydrology and hydrodynamics. Dr. Townley is an internationally renowned expert in the field of groundwater hydrology and has strong affiliations with a large number of engineering and hydrology industry institutions and associations. He has also delivered a number of short-courses and workshops in these fields and has had a great number of research reports and presentations published in academic journals around the globe.

Following a successful career specialising in water research at the University of Western Australia and CSIRO, Dr. Townley established an environmental and water resource consultancy specialising in assisting mining companies to identify and overcome potential environmental issues. He has provided consultancy services, in the areas of mine site environmental research and management, to companies the ilk of WMC and BHP Billiton, as well as for a variety of government bodies.

Dr. Townley has also been involved with a number of missions and commissions of inquiry, including the Commonwealth Commission of Inquiry - Shoalwater Bay (Capricornia Coast, Queensland), advising on the possible effects of a proposed sand mining operation on the hydrology of dune fields in the area, and the International Geomechanical Commission and International Atomic Energy Agency Working Group (Chairman of the hydrology sub-group), investigating the hydrological and radiological effects of French underground nuclear testing at Mururoa and Fangataufa Atolls in the Pacific Ocean.

Dr. Townley is also a member of the Company's Audit Committee and Remuneration Committee.

                                                                    Page 5 of 27

                               METAL SANDS LIMITED

Meetings of Directors held and attendance thereat during the financial year were as follows:

            NAME OF DIRECTOR:        NO. OF MEETINGS        NO. OF MEETINGS
                                        ATTENDED:           WHILST DIRECTOR:

            A. R. Tough                    11                     11
            A. C. Griffin                  11                     11
            N. B. McMahon                  11                     11
            L. R. Townley                  11                     11

2.   PRINCIPAL ACTIVITIES

The principal activities of the Company during the financial year were the exploration for mineral sands and activities ancillary thereto. No significant change in the nature of those activities has occurred during the period.

3.   OPERATING RESULTS

The loss after income tax for the year ended 30 June 2003 was $309,150 (2002 $142,153).

4.   REVIEW OF OPERATIONS

The Company maintained its mineral exploration tenure over the ilmenite resources of the Scott Coastal Plain. At the end of the financial year, the Company's holding consisted of interests in 3 granted exploration licences, 7 exploration licence applications and 11 prospecting licence applications.

The Company concentrated on identifying near surface deposits with high grades of heavy minerals and low slimes content. Target areas with mineralisation having such characteristics have been located within the Governor Broome area. Independent evaluation of these occurrences suggests that there is potential for up to 80 million tonnes at 8% heavy minerals. The identification of these zones is important in the Company's plans to proceed towards production by developing deposits which provide the greatest possible cost advantages.

The Company has identified further zones of mineralisation outside existing tenement holdings, both south of the Witchcliffe deposits and north of Governor Broome. Exploration licence applications will be made over the areas to ensure that regional control of the known resources within the Scott Coastal Plain is maintained by Metal Sands.

Field examination of the best target areas has led to the conclusion that the higher grade sections, which are the focus of our development plans, are quite different from the deposits previously mined by BHP's Beenup operations. The latter were low grade, fluvial and deltaic deposits, which generally contain a very high clay fraction and contrast with the younger, higher grade deposits. These younger deposits have been reworked in the marine environment, concentrating the heavy minerals, and winnowing out the clay. The resultant deposits are similar in characteristics to the nearby Jangardup deposits, which have been successfully mined by Cable Sands for about nine years.

                                                                    Page 6 of 27

                               METAL SANDS LIMITED

Metal Sands has continued to monitor opportunities in other areas. This has resulted in one exploration licence application at Regan's Ford, on Swan Coast Plain, north of Perth. The area applied for contains a modest resource, identified by prior operators in the area.

5.   DIVIDENDS

No dividends have been paid or declared since the commencement of the last financial year, and the Directors have recommended no dividends.

6.   EVENTS SUBSEQUENT TO BALANCE DATE

In September 2003 the Company entered into a Heads of Agreement with American South West Holdings Incorporated ("ASW") which provides for a merger with that Company on the basis of a scrip for scrip takeover subject to the following conditions precedent:

     o ASW raising no less than US$400,000 prior to making an offer for Metal Sands shares;
     o    both companies completing  satisfactory due diligence;
     o acceptance by shareholders holding no less 76% of the Company's shares and options;
     o    approval by ASW shareholders.

ASW will offer 2.2 ASW shares for every Metal Sands share and 1 ASW share for every 2.5 Metal Sands options.

On the proviso that the transaction settles, Metal Sands will become a controlled subsidiary of ASW and development of mineral deposits on the Scott Coastal Plain will become the primary focus for the group.

Agreement is already in place with ASW and third parties to provide future funding for the project, on normal commercial terms subject to feasibility studies.

Apart from the proposed merger with ASW, or other events to the extent to which are described elsewhere in this Directors' Report, there has not arisen in the interval between the end of the financial year and the date of this report any item, transaction or event of a material or unusual nature likely, in the opinion of the Directors of the Company, to affect:

(a)  the Company's operations in future financial years; or
(b)  the results of those operations in future financial years; or
(c)  the Company's state of affairs in future financial years.

In the event that the ASW proposal is not accepted by shareholders, further funds will be required to enable Metal Sands to continue its programs.

7.   INDEMNIFICATION AND INSURANCE OF DIRECTORS

The Company has not, during the financial year, made any agreement in respect of any person who is or has been an officer of the Company, indemnifying against any liability incurred as an officer, including costs and expenses in successfully defending legal proceedings.

                                                                    Page 7 of 27

                               METAL SANDS LIMITED

8.   ENVIRONMENTAL

The Company's activities are subject to State and Federal legislation relating to the protection of the environment. The Company has in all respects met the requirements of such legislation.

9.   OPTIONS

The following options over unissued shares of the Company were granted by the Company during the financial year:

      TO WHOM GRANTED       CLASS     NO.     DATE      EXERCISE     EXPIRY DATE
                                                         PRICE
       N/a                  N/a       Nil     N/a         N/a            N/a


Except as described in item 10, no options have been granted by the Company since the end of the financial year.

10.  OPTIONS AND SHARES ISSUED SUBSEQUENT TO END OF FINANCIAL YEAR

The Company has issued the following shares and options since the end of the financial year:


TO WHOM GRANTED             CLASS     NO.       DATE      EXERCISE   EXPIRY DATE
                                                           PRICE
SHARES:

Richmond Resources Pty Ltd          500,000   2/07/2003     N/A          N/A
Clive Jones                         125,000  15/09/2003     N/A          N/A

OPTIONS:

Richmond Resources Pty Ltd          250,000   2/07/2003    $0.40      31/12/2003
Clive Jones                          62,500  15/09/2003    $0.40      31/12/2003


Dated at Perth this                day of                          2003.



Signed in accordance with a resolution of the Directors.




Director



                                                                    Page 8 of 27

                               METAL SANDS LIMITED

                            INDEPENDENT AUDIT REPORT

                        TO THE MEMBERS OF METAL SANDS LTD

Scope

We have audited the financial report of Metal Sands Limited (the Company) comprising the directors' declaration, statement of financial performance, statement of financial position, statement of cash flows and notes to and forming part of the financial statements for the financial year ended 30 June 2003 as set out on pages 11 to 27. The Company's directors are responsible for the financial report. We have conducted an independent audit of this financial report in order to express an opinion on it to the members of the Company.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance as to whether the financial report is free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial report is presented fairly in accordance with Accounting Standards, other mandatory professional reporting requirements and statutory requirements so as to present a view which is consistent with our understanding of the Company's financial position and performance as represented by the results of its operations and its cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion, the accompanying financial report of the Company is in accordance with:

(a)  the Corporations Act 2001, including:

     (i) giving true and fair view of the Company's financial position as at 30 June 2003 and of its performance for the financial year ended on that date; and

     (ii) complying with Accounting Standards and the Corporations Regulations 2001; and

(b)  other mandatory professional reporting requirements.

                                                                    Page 9 of 27

                               METAL SANDS LIMITED

                            INDEPENDENT AUDIT REPORT
                        TO THE MEMBERS OF METAL SANDS LTD


Inherent Risk Regarding Continuation as a Going Concern

Without qualification to the opinion expressed above, attention is drawn to the following matter:

Note 1 (a) states that the financial statements have been prepared on a going concern basis and that the directors are of the opinion that the going concern basis used in the preparation of the financial statements is appropriate. The Company is currently considering a merger proposal which if successfully concluded would result in fresh operating funds being made available to the Company. However without raising additional funds there is significant uncertainty whether the entity will be able to continue as a going concern. If the entity is unable to continue as a going concern, it may be required to realise its assets and extinguish its liabilities other than in the normal course of business and at amounts different from those stated in the financial report.

SOMES & COOKE
Chartered Accountants


JOHN COOKE                                  Perth WA
Partner                                     Dated:




                                                                   Page 10 of 27

                               METAL SANDS LIMITED

                             DIRECTORS' DECLARATION


In the opinion of the Directors of Metal Sands Ltd


     (a) the financial statements and notes set out on pages 12 to 27 are in accordance with the Corporations Act 2001, including:


          (i) giving a true and fair view of the financial position of the Company as at 30 June 2003 and of its performance, as represented by the results of its operations and its cash flows, for the year ended on that date; and

          (ii) complying  with   Accounting   Standards  in  Australia  and  the
               Corporations Regulations 2001; and


     (b) there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.


Dated at Perth this           Day of                   2003



Signed in accordance with a resolution of Directors:




A C Griffin

Director



                                                                   Page 11 of 27

                               METAL SANDS LIMITED

                       STATEMENT OF FINANCIAL PERFORMANCE
                         FOR THE YEAR ENDED 30 JUNE 2003


                                                NOTES       2003         2002
                                                             $            $

Revenue                                           2        18,928           --
                                                          ====================

Depreciation                                                  597          297
Other operating costs                                     327,481      141,856
                                                          --------------------

Operating loss before income tax                  3       309,150      142,153

Income tax attributable to operating loss         4            --           --
                                                          --------------------


Operating loss after income tax                           309,150           --

Accumulated losses from previous year                     142,153           --
                                                          --------------------
Accumulated losses carried forward                        451,303      142,153
                                                          ====================


  THE ACCOMPANYING NOTES FORM PART OF THIS STATEMENT OF FINANCIAL PERFORMANCE


                                                                   Page 12 of 27

                               METAL SANDS LIMITED

                         STATEMENT OF FINANCIAL POSITION
                               AS AT 30 JUNE 2003


                                                NOTES       2003         2002
                                                             $            $
CURRENT ASSETS
   Cash Assets                                    5           439      285,408
   Receivables                                    6         7,610       12,842
                                                         ---------------------
TOTAL CURRENT ASSETS                                        8,049      298,250
                                                         ---------------------

NON-CURRENT ASSETS
   Property, Plant & Equipment                    7         1,697        1,608
   Other                                          8       120,089      128,018
                                                         ---------------------
TOTAL NON-CURRENT ASSETS                                  121,786      129,626
                                                         ---------------------

TOTAL ASSETS                                              129,835      427,876
                                                         ---------------------

CURRENT LIABILITIES
   Payables                                       9        72,591       58,468
   Other - Provisions                            10           548        3,562
                                                         ---------------------
TOTAL CURRENT LIABILITIES                                  73,139       62,030
                                                         ---------------------

TOTAL LIABILITIES                                          73,139       62,030
                                                         ---------------------

NET ASSETS                                                 56,696      365,846
                                                         =====================

EQUITY

   Contributed Equity                            11       507,999      507,999
   Accumulated Losses                                    (451,303)    (142,153)
                                                         ---------------------

TOTAL EQUITY                                               56,696      365,846
                                                         =====================


    THE ACCOMPANYING NOTES FORM PART OF THIS STATEMENT OF FINANCIAL POSITION


                                                                   Page 13 of 27

                               METAL SANDS LIMITED

                             STATEMENT OF CASH FLOWS
                               AS AT 30 JUNE 2003


                                                NOTES       2003         2002
                                                             $            $

CASH FLOWS USED IN OPERATING ACTIVITIES
   Payments to Suppliers and Employees                   (195,853)    (129,384)
                                                         ---------------------

NET CASH USED IN OPERATING ACTIVITIES             16     (195,853)    (129,384)
                                                         ---------------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Capitalised Exploration Expenditure                    (44,411)     (62,780)
   Payment for Property, Plant & Equipment                   (686)      (1,905)
                                                         ---------------------
NET CASH (USED IN)/PROVIDED BY INVESTING
ACTIVITIES                                                (45,097)     (64,685)
                                                         ---------------------
CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from Issue of Ordinary Shares                      --      456,999
   Deferred Share Issue Costs                             (44,019)     (52,076)
   Proceeds from Borrowings                                    --       73,553
                                                         ---------------------

NET CASH FLOWS FROM FINANCING ACTIVITIES                  (44,019)     478,476
                                                         ---------------------

NET INCREASE/(DECREASE) IN CASH HELD                     (284,969)     284,407

CASH AT THE BEGINNING OF THE FINANCIAL YEAR               285,408        1,001
                                                         ---------------------

CASH AT THE END OF THE FINANCIAL YEAR             16          439      285,408
                                                         =====================

        THE ACCOMPANYING NOTES FORM PART OF THIS STATEMENT OF CASH FLOWS


                                                                   Page 14 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


NOTE 1: STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

The significant policies that have been adopted in the preparation of these financial statements are:

(a)  Basis of Preparation

The financial report is a general-purpose financial report, which has been prepared in accordance with Accounting Standards, Urgent Issues Group Consensus Views, other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001.

The financial statements have been prepared on a going concern basis not withstanding a working capital deficiency at the 30 June 2003. The Directors believe that the Company will be able to continue to operate as a going concern due to the proposed merger with a U.S. listed Company which plans to raise
US$400,000 in equity (see Note 15). The proposed merger would provide fresh operating funds to the Company. Should the proposed merger be delayed, the Company plans to raise additional funds by way of equity issues.

The financial report has been prepared on the basis of historical costs and does not take into account changing money values or current valuations of non-current assets.

(b)  Revenue Recognition

Revenue is recognised to the extent that it is probable that the economic benefits will flow to the company and it can be reliably measured.

(c)  Receivables

Receivables are carried at nominal amounts less any provision for doubtful debts.

(d)  Cash

Cash on hand and in banks are stated at nominal value.

(e)  Non Current Assets

The carrying amounts of non current assets, other than exploration and evaluation expenditure carried forward, are reviewed annually to determine whether they are in excess of the recoverable amount. If the carrying amount of a non-current asset exceeds its recoverable amount, the asset is written down to the lower value. In assessing the recoverable amount, the relevant cash flows have not been discounted to their present value.


                                                                   Page 15 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


(f)  Property, Plant and Equipment

Acquisition

Items of property, plant and equipment are initially recorded at cost and depreciated as outlined below.

Depreciation

Depreciation is calculated on a straight-line basis so as to write off the net cost of each item of property, plant and equipment (other than freehold land) over its expected useful life. Estimates of remaining useful life are made on a regular basis for all assets, with annual reassessments for major items. Depreciation rates for plant and equipment vary by individual asset but average 26%.

(g)  Exploration, Evaluation and Development Expenditure

Exploration, evaluation and development costs are accumulated in respect of each area of interest. These costs are carried forward where the right of tenure of the area of interest is current and they are expected to be recouped through sale or successful development and exploitation of the area of interest, or, where activities are continuing in the area of interest and have not yet reached a stage that permits reasonable assessment of the existence of economically recoverable reserves.

When an area of interest is abandoned or the directors decide that it is not commercial, any accumulated costs in respect of that area are written off in the financial period in which that decision was made.

(h)  Trade Creditors

Liabilities are recognised for amounts to be paid in the future for goods or services received whether or not billed. Trade accounts payable are normally settled on 30-day terms.

(i)  Provisions

A provision is recognised when a legal or constructive obligation exists as a result of a past event and it is probable that an outflow of economic benefits will be required.

Employee Entitlements

The provision of employee entitlements represents the amount which the company has a present obligation to pay resulting from employees' services to balance date. The provisions have been calculated at undiscounted amounts based on current salary rates.

(j)  Share Capital and Dividends

Issued and paid up capital is recognised at the fair value of the consideration received by the company. Dividends payable are recognised when a legal obligation to pay the dividend arises.

                                                                   Page 16 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


(k)  Taxation

The Company adopts the income statement liability method of tax effect accounting.

Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. The tax effect of timing differences, which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the statement of financial position as a future income tax benefit or a provision for deferred income tax.

Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. The tax effect of capital losses is not recorded unless realisation is virtually certain.

(l)  Deferred Share Issue Costs

In accordance with UIG Abstract 23 (Transaction costs arising on the issue of equity instruments) all transaction costs of the issue of equity instruments are to be recognised directly in equity as a reduction of the proceeds of the equity instruments to which the costs relate. Where there exist at balance date transaction costs relating to an issue of equity instruments in progress, such costs are carried forward to the next financial period to be offset against proceeds of the equity issue.

(m)  Goods and Services Tax

Revenues, expenses and assets are recognised net of the amount of goods and services tax (GST), except:

     i) where the amount of GST incurred is not recoverable from the taxation authority, it is recognised as part of the cost of acquisition of an asset or as part of expense; or
     ii)  for receivables and payables which are recognised inclusive of GST.

The net amount of GST recoverable from or payable to the taxation authority is included as part of receivables or payables.

Cash flows are included in the statement of cash flows on a gross basis. The GST components of cash flows arising from investing and financing activities which are recoverable from, or payable to the taxation authority are classified as operating cash flows.

                                                                   Page 17 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


                                                            2003         2002
                                                             $            $
NOTE 2: REVENUE

NON - OPERATING ACTIVITIES

   Sub-let of Office Space                                 18,928           --
                                                         ---------------------
                                                           18,928
                                                         =====================
NOTE 3: LOSS FROM ORDINARY ACTIVITIES

Loss from Ordinary Activities before Income Tax has been determined after

EXPENSES:

   Depreciation                                               597          297
   Provision for Employee Entitlements                        548        3,562
   Write-off Deferred Share Issue Costs                    96,095           --
                                                         =====================
NOTE 4: INCOME TAX EXPENSE

The prima facie benefit on loss from ordinary activities before tax is reconciled to the income tax as follows:

Prima facie tax benefit on loss from ordinary
activities before tax at 30%                              (92,745)     (42,646)
                                                         ---------------------
Add/(Less) Tax Effect Of:
  - Non Deductible Expenses                                 4,742           13
  - Deductible Capitalised Exploration Expenditure        (14,193)     (14,079)
  - Deductible Deferred Share Issue Costs                  19,571      (19,571)
  - Tax Benefit on Losses not Brought to Account           82,625       76,283
                                                         ---------------------
Income Tax Benefit Attributable to Loss from
Ordinary  Activities Before Income Tax                         --           --
                                                         =====================


                                                                   Page 18 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


No income tax is payable by the Company as it incurred a loss for income tax purposes. The Company has estimated unrecouped income tax losses of approximately $529,694 (2002:$254,278) available to be offset against future taxable income. These amounts have not been brought to account as the virtual certainty of the benefit being realised cannot be assured and will be brought to account over future years as and when the virtual certainty criteria is met.

The future income tax benefit will be obtained if:

     o future assessable income is derived of a nature and of an amount sufficient to enable the benefits from the deduction for the losses to be realised;
     o the conditions for deductibility imposed by tax legislation continue to be complied with; and
     o no changes in tax legislation or future transactions adversely affect the company in realising the benefit from the deductions for the losses.

                                                            2003         2002
                                                             $            $
NOTE 5: CASH

Cash on Hand                                                   --          799
Cash at Bank                                                  439      284,609
                                                         ---------------------
                                                              439      285,408
                                                         =====================
NOTE 6: RECEIVABLES (CURRENT)

Other Debtors                                               7,610       12,842
                                                         ---------------------
                                                            7,610       12,842
                                                         =====================
NOTE 7: PROPERTY, PLANT AND EQUIPMENT

Equipment at cost                                           1,818        1,132
Accumulated Depreciation                                     (740)        (220)
                                                         ---------------------
                                                            1,078          912
                                                         ---------------------
Furniture and Fittings at cost                                773          773
Accumulated Depreciation                                     (154)         (77)
                                                         ---------------------
                                                              619          696
                                                         ---------------------
                                                            1,697        1,608
                                                         =====================

                                                                   Page 19 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003

                                                            2003         2002
                                                             $            $
Movements in Equipment

Opening Balance                                               912           --
Additions                                                     686        1,132
Disposals                                                      --           --
Depreciation                                                 (520)        (220)
                                                         ---------------------
                                                            1,078          912
                                                         =====================
Movements in Furniture and Fittings

Opening Balance                                               696           --

Additions                                                      --          773
Disposals                                                      --           --
Depreciation                                                  (77)         (77)
                                                         ---------------------
                                                              619          696
                                                         =====================

NOTE 8: OTHER ASSETS (NON-CURRENT)

Exploration Expenditure                                   120,089       62,780
Deferred Share Issue Costs                                     --       65,238
                                                         ---------------------
                                                          120,089      128,018
                                                         =====================

Exploration Expenditure

Ultimate recoupment of exploration expenditure carried forward is dependent upon:

     o the continuance of the Company's rights to tenure of the area of interest
     o    the results of future exploration; and
     o the recoupment of costs through successful development and commercial exploitation, or by way of sale of the tenements.

Some of the mineral tenements are in an application phase and rights to tenure will only commence when applications are approved by the WA Department of Industry and Resources.

                                                                   Page 20 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003

                                                            2003         2002
                                                             $            $
NOTE 9: PAYABLES (CURRENT)

Trade Creditors                                            26,774       21,883
Accrued Expenses                                           22,264       13,032
Unsecured Loan from Director                               23,553       23,553
                                                         ---------------------
                                                           72,591       58,468
                                                         =====================
NOTE 10: OTHER - PROVISIONS (CURRENT)

Employee Entitlements                                         548        3,562
                                                         ---------------------
                                                              548        3,562
                                                         =====================
NOTE 11: CONTRIBUTED EQUITY

12,000,000 (2002: 12,000,000) Fully Paid Ordinary
Shares                                                    507,999      507,999
                                                         =====================

12,000,000 Fully Paid Shares at the Beginning of          507,999        1,001
the Reporting Period

Nil Fully Paid Shares Issued During                            --      506,999
the Reporting Period (2002:11,999,000)
Nil Fully Paid Shares Cancelled during
the Reporting Period                                           --           (1)
                                                         ---------------------
Fully Paid Shares at Reporting Date                       507,999      507,999
                                                         =====================

NOTE 12: COMMITMENTS FOR EXPENDITURE AND CONTINGENT LIABILITIES

     (a)  Exploration

          In order to maintain rights of tenure to mineral tenements the Company is required to pay holding costs and perform minimum exploration work to meet the minimum expenditure requirements specified by the WA Department of Industry and Resources. These obligations are subject to renegotiation and are not provided for in the financial report.

          The total obligations assuming all applications are approved and no ground is relinquished:

                                                                      $
          Not later than one year                                  301,300
          Later than one year but not later than two years         301,300
          Later that two years but not later than five years       904,000


                                                                   Page 21 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


     (b)  Purchase of Interest in Tenement

          Amounts payable on exercise of options to acquire tenement interests $150,000.

          In addition, royalty payments may be payable if certain conditions are met in the future. At this time, these payments are uncertain and cannot be measured reliably.

     (c)  Native Title

          The Company's mining tenements may be subject to native title applications in the future. At this stage it is not possible to quantify the impact (if any) that native title may have on the operations of the Company.

     (d)  Operating Lease

          The company entered into a licence agreement for the use of office premises. The licence expires on 28 February 2006. The licence fee is payable monthly in advance.

                                                               2003      2002
                                                                $         $
          Payable

          - not later than 1 year                             22,500      --

          - later than 1 year but not later than 5 years      60,000      --


NOTE 13: OPTIONS ON ISSUE

Options to acquire ordinary fully paid shares by the payment of 40 cents on or before 31 December 2003. All options were issued free.

                                                              Number of Options

                    Subscriber of shares                          5,249,999

                    Directors                                     2,750,001
                                                                  ---------
                                                                  8,000,000
                                                                  =========


                                                                   Page 22 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


NOTE 14: RELATED PARTY TRANSACTIONS

     (a)  Directors

          The following persons were directors of Metal Sands Ltd during the period 1 July 2002 to 30 June 2003.

          AC Griffin
          AR Tough - (appointed 22/07/02)
          NB McMahon
          LR Townley
          G Powell - (resigned 05/07/02)

     (b)  Interests in Share Capital of the Company

          Interests in shares of the Company held directly, indirectly or beneficially by Directors or Director related entities at 30 June 2003 were as follows:

                                                Net Movement
                   30 June 2003              Increase/(Decrease)              30 June 2002
               Ordinary                   Ordinary                       Ordinary
                Shares      Options        Shares         Options         Shares       Options
AC Griffin    3,497,015      250,001     (1,003,035)    (2,999,999)      4,500,050    3,250,000

AR Tough        500,000           --             --             --         500,000           --

NB McMahon    1,200,900    2,500,000             --             --       1,200,900    2,500,000

LR Townley      500,000           --             --             --         500,000           --

     (c)  Share and Option Transactions

          Except as referred to in Note 13 in respect to the issue of options, 6,000,000 ordinary fully paid shares were issued to the Directors or Director related entities during the previous year.

     (d)  Transactions with Directors or Director Related Entities

          The following transactions between the Company and Directors or Director related entities occurred during the year.

          - Preston Resources Ltd, a company in which Mr AC Griffin was a former director, reimbursed Metal Sands Ltd an amount of $18,928 during the year for the provision of office space. Normal commercial terms and conditions applied to this reimbursement.

                                                                   Page 23 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


          The following transactions between the Company and Directors or Director related entities occurred during the previous year:

          - Mr AC Griffin and Mercator Metals Pty Ltd, a company in which Mr Griffin has a beneficial interest, provided unsecured interest free loans amounting to $50,000. The Company satisfied this loan by the issue of 500,000 ordinary fully paid shares and 250,000 December 2003 options.

          - Mr NB McMahon has provided an unsecured interest free loan of $23,553 to the Company, which remains unpaid.

NOTE 15: SUBSEQUENT EVENT TO REPORTING PERIOD

          After balance date, on the 2nd of July 2003, the Company issued 500,000 ordinary fully paid shares and 250,000 31 December 2003 options raising $50,000. These funds will be utilised for working capital purposes.

          On the 15th of September 2003, The Company issued 125,000 ordinary fully paid shares and 62,500 31 December 2003 options for a consideration of $12,500, being a satisfaction of current trade creditor payable.

          In September, the Company entered into a Heads of Agreement with an Over the Counter US listed company American South West Holdings Inc. The agreement provides for a mechanism by which Metal Sands Ltd will undertake a merger with that company, conditional upon that company raising US$400,000.

NOTE 16: CASH FLOW INFORMATION

     a)   Reconciliation of Cash

          Cash at the end of the financial year as shown in the statement of cash flows is reconciled to the related items in the statement of financial position as follows:

                                                            2003         2002
                                                             $            $

Cash on Hand                                                   --         799
Cash at Bank                                                  439     284,609
                                                          -------------------
Cash at End of the Financial Year                             439     285,408
                                                          ===================

                                                                   Page 24 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


     b) Reconciliation of Loss from Ordinary Activities after income tax to net cash utilised in operating activities

                                                             2003        2002
                                                              $           $

Profit/(Loss) from ordinary activities after income tax   (309,150)   (142,153)

Add/(Less) non-cash items
  Depreciation                                                 597         297
  Movement in Provision for Employee Entitlements           (3,014)      3,562
  Write-off Deferred Share Issue Costs                      96,095        --

Change in Assets and Liabilities
  Increase/(Decrease) in Payables                           21,110      14,151
  (Increase)/Decrease in Receivables                        (1,491)     (5,241)
                                                          --------------------

Net Cash utilised in Operating Activities                 (195,853)   (129,384)
                                                          ====================

     c)   Non-Cash Financing & Investing Activities

          Loans from a Director and a Director-related entity amounting to $50,000 were satisfied by the issue of 500,000 fully paid ordinary shares in the Company, during the previous financial year.

NOTE 17: AUDITORS' RENUMERATION
                                                             2003        2002
                                                              $           $
Amounts paid on due and payable to the auditors for:

   Auditing the financial report                             5,000       3,260

   Other Services                                            9,150          --
                                                          ====================

                                                                   Page 25 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


NOTE 18: DIRECTORS' REMUNERATION
                                                            2003         2002
                                                             $            $
Income paid or payable to all directors of the company.

   Directors' remuneration                                      --          --
                                                          ====================

NOTE 19: SEGMENT REPORTING

          The Company operates predominantly in one business and geographical segment being the exploration of mineral sand throughout Western Australia.

NOTE 20: FINANCIAL INSTRUMENTS

     (i)  Significant Accounting Policies

          Details of the significant accounting policies and methods adopted, including the criteria for recognition, the basis of measurement and the basis on which revenues and expenses are recognised, in respect of each class of financial asset, financial liability and equity instruments are disclosed in Note 1 to the financial statements.

     (ii) Interest Rate Risk

          The following table details the entity's exposure to interest rate risk as at the reporting date.

          The Company is not exposed to material credit risk as at the reporting date.

          The carrying amount of financial assets and financial liabilities recorded in the financial statements represents their respective net fair values, determined in accordance with the accounting policies disclosed in Note 1 to the financial statements.

                                                                   Page 26 of 27

                               METAL SANDS LIMITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                         FOR THE YEAR ENDED 30 JUNE 2003


       2003             Average     Variable      Fixed          Non-      Total
                        Interest    Interest     Interest      Interest      $
                        Rate %        Rate       Rate Less     Bearing
                                       $        than 1 Year       $
                                                    $
Financial Assets

Cash                          --          --             --         439      439
Investments                   --          --             --       7,610    7,610
Receivables                   --          --             --          --       --
Other                         --          --             --          --       --
                        --------------------------------------------------------
                              --          --             --       8,049    8,049
                        ========================================================
Financial Liabilities

Trade Payables                --          --             --      72,591   72,591
Employee entitlements         --          --             --         548      548
                        --------------------------------------------------------
                              --          --             --      73,139   73,139
                        ========================================================

       2002             Average     Variable      Fixed          Non-      Total
                        Interest    Interest     Interest      Interest      $
                        Rate %        Rate       Rate Less     Bearing
                                       $        than 1 Year       $
                                                    $
Financial Assets

Cash                          --          --             --     285,408  285,408
Investments                   --          --             --          --       --
Receivables                   --          --             --      12,842   12,842
Other                         --          --             --          --       --
                        --------------------------------------------------------
                              --          --             --     298,250  298,250
                        ========================================================
Financial Liabilities

Trade Payables                --          --             --      58,468   58,468
Employee entitlements         --          --             --       3,562    3,562
                        ------------------------------------ -------------------
                              --          --             --      62,030   62,030
                        ========================================================

                                                                   Page 27 of 27

                                                                       EXHIBIT E

                                  STOCK OPTIONS

                              Executive Stock Plan

                                    ARTICLE I

                                   DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Award" shall mean an Award of restricted Stock pursuant to the provisions of Article VII hereof.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Directors" shall mean the Directors of the Board.

     (d) "Company" shall mean American Southwest Holdings, Inc.

     (e) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the OTC Bulletin Board on the day an Option is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     (f) "Grantee" shall mean an employee to whom an Award has been granted hereunder.

     (g) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.

     (h) "Optionee" shall mean an employee to whom an Option has been granted hereunder.

     (i) "Plan" shall mean the 2003, TCA Stock Plan, the terms of which are set forth herein.

     (j) "Restricted Stock Purchase Agreement" shall mean the agreement between the Company and the Grantee under which the Grantee may purchase restricted Stock hereunder.

     (k) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

     (l) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

     (m)  "Subsidiary"   shall  mean  any  corporation,   the  majority  of  the
outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                   ARTICLE II

                                    THE PLAN

     2.1  NAME. This plan shall be known as the "2003, TCA Stock Plan."

     2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to key management employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interest in the Company by the grant to such employees of Options or Awards under the terms set forth herein. By thus encouraging such employees to become owners of Company shares, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

     2.3 EFFECTIVE DATE. The Plan shall become effective upon its approval by the holders of a majority of the shares of and Common Stock of the Company, voting as a single class, represented at an annual or special meeting of the shareholders of the Company.

                                   ARTICLE III

                                  PARTICIPANTS

     Any officer or other key management employee of the Company or its Subsidiaries and consultants shall be eligible to participate in the Plan. The Directors may grant Options or Awards or both to any eligible employee in accordance with such determinations as the Directors from time to time in its sole discretion shall make.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 DUTIES AND POWERS OF DIRECTORS. The Plan shall be administered by the Directors. Subject to the express provisions of the Plan, the Directors shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Options or Awards may be granted and the number of shares of Stock to be subject to each Option or Award. Subject to the express provisions of the Plan, the Directors shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement and Restricted Stock Purchase Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

     4.2 MAJORITY RULE. A majority of the members of the Directors shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Directors shall constitute the action of the Directors.

     4.3 COMPANY ASSISTANCE. The company shall supply full and timely information to the Directors on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Directors may require. The Company shall furnish the Directors with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V

                         SHARES OF STOCK SUBJECT TO PLAN

     5.1  LIMITATIONS.  Subject to  adjustment  pursuant  to the  provisions  of
Section 5.3 hereof, the number of shares of Stock which may be issued and sold hereunder shall not exceed 15% of the issued Stock of the Company; provided, however, that no more than such shares may be subject to Awards of restricted Stock hereunder. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

     5.2 OPTIONS AND AWARDS GRANTED UNDER PLAN. Shares of Stock with respect to which an Option granted hereunder shall have been exercised, and shares of Stock purchased pursuant to a Restricted Stock Purchase Agreement executed hereunder with respect to which the restrictions provided for in Section 7.2 hereof shall have lapsed, shall not again be available for Option or Award hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, or if restricted Stock is repurchased by the Company pursuant to the provisions of paragraph (c) of Section 7.2 hereof, new Options or Awards may be granted hereunder covering the number of shares to which such Option termination or restricted Stock repurchase relates.

     5.3 ANTIDILUTION. In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

     (a) The aggregate number and kind of shares subject to Options and Awards which may be granted hereunder shall be adjusted appropriately;

     (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately;


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

     (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger, or combination, to exercise the Option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions; and

     (d) Such new or additional or different shares or securities which are distributed to a Grantee, in the capacity as the owner of restricted Stock purchased hereunder, shall be considered to be restricted Stock and shall be subject to all of the herein provided conditions and restrictions applicable to restricted Stock.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Directors, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VI

                                     OPTIONS

     6.1 OPTION GRANT AND AGREEMENT. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Directors and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Directors consistent with the Plan.

     6.2 PARTICIPATION LIMITATION. The Directors shall not grant an Option to any employee for such number of shares of Stock that, immediately after the grant, the total number of shares of Stock owned or subject to Options exercisable by and/or Awards outstanding in the hands of such employee (or by such persons whose shares such employee is considered as owning pursuant to the provisions of the next succeeding sentence) exceed 5% of the total combined voting power of all classes of stock of the Company or its Subsidiaries. For purposes of the immediately preceding sentence, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

     6.3 OPTION PRICE. The per share Option price of the Stock subject to each Option shall be determined by the Directors, but the per share price shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

     6.4 OPTION PERIOD. Each Option granted hereunder must be granted within ten years from the effective date of the Plan. The period for the exercise of


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

each Option shall be determined by the Directors, but in no instance shall such period exceed ten years from the date of grant of the Option.

     6.5 OPTION EXERCISE. (a) Options granted hereunder may not be exercised unless and until the Optionee shall have been or remained in the employ of the Company or its Subsidiaries for one year from and after the date such Option was granted, except as otherwise provided in Section 6.7 hereof.

     (b) Options may be exercised in whole at any time, or in part from time to time with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of Delaware, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, Optionee shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

     6.6 NONTRANSFERABILITY OF OPTION. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by him.

     6.7 EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT. (a) If, prior to a date one year form the date an Option shall have been granted, the Optionee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Optionee, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease; provided, however, that if the Optionee shall die, retire, or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, prior to a date one year from the date an Option shall have been granted, such Option shall remain exercisable for three months after the date of such retirement or disability.

     (b) If, on or after one year from the date an Option shall have been granted, an Optionee's employment with the Company or its Subsidiaries shall be terminated for any reason other than death, the Optionee shall have the right, during the period ending three months after such termination, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been exercised.

     (c) If an Optionee shall die while in the employ of the Company or its Subsidiaries or within three months after termination of such employment, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending one year after the


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

date of the Optionee's death, to exercise the Optionee's Option to the extent that it was exercisable at the date of termination of employment by death or otherwise and shall not have been exercised.

     (d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice hereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     6.8 RIGHTS AS SHAREHOLDER. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

     6.9 EXERCISE OF OPTIONS. An Optionee may exercise 33.3% of his Options on the first anniversary of the Award of the Options, 33.3% of his Options on the second anniversary of the Award of the Options and 33.4% on the third anniversary on the Award of the Options. On these anniversary dates the Stock issued on exercise of the Options can be sold by the Optionee. Should the Optionee wish to sell his Stock, he must first give the Chairman of the Company five (5) business days to sell the Stock and allow the Chairman this time to plafce the stock at a maximum of a 10% discount to the Fair Market Value. Thereafter, the Optionee is free to dispose of the Stock. Any Stock released in terms of 6.9 will be freely tradable and not pursuant to the restriction of the Restricted Stock Purchase Agreement.

                                   ARTICLE VII

                                     AWARDS

     7.1 AWARD GRANT AND RESTRICTED STOCK PURCHASE AGREEMENT. Each Award granted hereunder must be granted within ten years from the effective date of the Plan and shall be evidenced by minutes of a meeting or the written consent of the Directors. The Grantee shall be entitled to purchase the Stock subject to such Award only if the Company and the Grantee enter into a written Restricted Stock Purchase Agreement dated as of the date of the Award, which Agreement shall set forth such terms and conditions as may be determined by the Directors consistent with the Plan, including but not limited to the restrictions set forth in Section 7.3 hereof, and which Agreement shall constitute the entire agreement between the Company and the Grantee with respect to such Award and the Stock subject thereto.

     No rights of the Grantee under an Award or a Restricted Stock Purchase Agreement shall be transferable other than by will or the laws of descent and distribution, and such rights shall be exercisable during the Grantee's lifetime only by him.

     7.2 RESTRICTIONS ON SALE OR OTHER TRANSFER. Save for 6.9, each share of Stock purchased pursuant to each Restricted Stock Purchase Agreement shall be subject to the following restrictions:

     (a) Until such time as the Stock is released in terms of 6.9, stock certificates evidencing such shares shall be issued in the sole name of the Grantee and delivered to him, and each such certificate shall bear the following legend:

               "The shares of the Corporation common stock evidenced by this certificate are subject to repurchase by the Corporation, and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Purchase Agreement."

     (b) No such share may be sole, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing such share bears the legend provided for in paragraph (a) of this Section 7.3.

     7.4 LAPSE OF RESTRICTIONS. (a) Upon termination of employment of the Grantee by the Company or its Subsidiaries by reason of, but only by reason of, death, retirement, or permanent total disability as determined in accordance with applicable Company personnel policies, and, upon surrender and presentation to the Company of the legended certificates evidencing such shares, the Company shall cause new certificates evidencing such shares to be issued and delivered to the Grantee or his legal representative, free from the legend provided for in paragraph (a) of Section 7.3 hereof or any other restrictions on the sale or other transfer or such shares.

     (b) The foregoing notwithstanding, no stock certificate shall be delivered to the Grantee or his legal representative as hereinabove provided unless and until the Grantee or his legal representative shall have paid to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Grantee resulting from the lapse of such restrictions.

     7.5 RIGHTS AS SHAREHOLDER. Subject to the provisions of Section 7.3 hereof, upon payment by the Grantee of the purchase price of restricted Stock as set forth in Section 7.2 hereof, the Grantee shall have all the rights of a shareholder with respect to such Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                                  ARTICLE VIII

                               STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or purchased as restricted Stock pursuant to a Restricted Stock Purchase Agreement executed hereunder, prior to fulfillment of all of the following conditions:


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

     (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Directors shall in its sole discretion determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option or the purchase of the restricted Stock as the Directors from time to time may establish for reasons of administrative convenience.

                                   ARTICLE IX

                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

     The Board may at any time, upon recommendation of the Directors, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may:

     (a) Increase the total number of shares of Stock subject to the Plan except as contemplated in Section 5.3 hereof;

     (b) Change the restricted Stock purchase price or the manner of determining the Option price;

     (c) Change or in any manner  modify the  restrictions  set forth in Section
7.3 hereof or the manner of the lapse thereof set forth in Section 7.4 hereof;

     (d) Withdraw the administration of the Plan from the Directors; or

     (e) Permit any person while a member of the Directors to be eligible to receive or hold an Option or Award under the Plan; and provided further, that no termination, amendment, or modification of the Plan shall in any manner affect any Option or Award theretofore granted under the Plan without the consent of the Optionee or transferee of the Option or the Grantee of the Award.


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

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 EMPLOYMENT. Nothing in the Plan or in any Option or Award granted hereunder or in any Stock Option Agreement or Restricted Stock Purchase Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

     10.2 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     10.3 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

     10.4 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     10.5 HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                        AMERICAN SOUTHWEST HOLDINGS, INC.

                                      PROXY
   FOR ANNUAL MEETING OF THE SHAREHOLDERS OF AMERICAN SOUTHWEST HOLDINGS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints ALAN DOYLE as proxy to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the offices of Doyle Capital, Ltd., Level 30, 20 Bond St., Sydney, Australia, at 9:00 am and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed hereon and in the discretion of the proxy on such other matters as may properly come before the meeting or any adjournment thereof.

The proxy when properly signed will be voted in the manner directed herein by the undersigned Shareholder.

IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

                ---------------------------------- -----------
                        Please mark your                [X]
                       Votes as indicated
                ---------------------------------- -----------

                                                        FOR    AGAINST   ABSTAIN
1.  Approval of the acquisition of Metal Sands          [ ]      [ ]       [ ]
    Limited.

2.  Approval to change the name of the Corporation      FOR    AGAINST   ABSTAIN
    to TiTak, Inc.                                      [ ]      [ ]       [ ]

3.  Election of Directors:                              FOR    AGAINST
    1 Alan Doyle                                        [ ]      [ ]
    2 Peter Holsworth
    3 Adrian Griffin
    4 Nathan McMahon

    FOR, except vote against the following nominee(s):

    --------------------------------------------------

4.  Approval of appointment of Shelly International,    FOR    AGAINST   ABSTAIN
    Inc., as accountants                                [ ]      [ ]       [ ]

5.  Approval of adoption of the incentive stock         FOR    AGAINST   ABSTAIN
    option plan for the year 2003.                      [ ]      [ ]       [ ]

6.  Approval of the increase in the authorized          FOR    AGAINST   ABSTAIN
    number of shares of the corporation to              [ ]      [ ]       [ ]
    300,000,000 shares of common stock

7.  Ratification of the issuance of common stock to     FOR    AGAINST   ABSTAIN
    various parties since the last annual               [ ]      [ ]       [ ]
    meeting.

8.  Approval of the issuance of 20,000,000 shares       FOR    AGAINST   ABSTAIN
    of common stock to raise funds for working          [ ]      [ ]       [ ]
    capital.

9.  Approval of the issuance of 15,000,000 warrants     FOR    AGAINST   ABSTAIN
    to Doyle Capital, Ltd.                              [ ]      [ ]       [ ]

10. To transact any and all other business that may     FOR    AGAINST   ABSTAIN
    properly come before the meeting or any             [ ]      [ ]       [ ]
    adjournment(s) or postponement(s) thereof.


IMPORTANT - PLESE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


----------------------             --------------
Signature                          Date


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Signature                          Date